UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):August 31,2006(August 25, 2006)

                                  Diasense, Inc.
               (Exact Name of Registrant as Specified in Its Charter)

                                    Pennsylvania
             (State or Other Jurisdiction of Incorporation or Organization)

		0-26504   			25-1605848
	(Commission File Number)	(IRS Employer Identification No.)

            2275 Swallow Hill Road, Bldg 2500; Pittsburg, PA 15220 (Address of Principal Executive Offices, Including Zip Code)


                                (412) 279-1059
            (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     - Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     - Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     - Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            (b) Effective August 26, 2006, Richard M. Miehl resigned from his position as a member of the Board of Directors of Diasense, Inc. ("Diasense" or the "Company"). Notification of such resignation was received from Mr. Miehl on August 26, 2006 via a letter addressed to Anthony Paterra, the Company's Executive Vice President.

		Effective August 26, 2006, Ross C. Feltz resigned from his position as a member of the Company's Board of Directors. Notification of such resignation was received from Mr. Feltz on August 26, 2006 via a letter addressed to Anthony Paterra, the Company's Executive Vice President.


            (d) On August 25, 2006, the Company's Board of Directors appointed
                Anthony Paterra as a member of the Board of Directors, to serve until the next annual meeting of the shareholders of Diasense or until his successor is duly elected and qualified.







SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Diasense, Inc.

August 31, 2006                             /s/ Anthony Paterra
                                                Anthony Paterra
                                                Executive Vice President